SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PAPA MURPHY’S HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PAPA MURPHY’S HOLDINGS, INC.

8000 NE Parkway Drive, Suite 350
Vancouver, WA 98662
(360) 260-7272

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2018

To the Stockholders of
Papa Murphy’s Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Papa Murphy’s Holdings, Inc. (“Papa Murphy’s” or the “Company”) will be held on May 23, 2018, at 9:00 a.m. Pacific Time for the following purposes:

1.	to elect four Class I directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified;
2.	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
3.	to transact any other business that may properly come before the meeting, or any adjournments, recesses or postponements of the meeting.

This year’s annual meeting, like last year’s annual meeting, will again be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to participate in the annual meeting of stockholders via live webcast online and submit your questions during the meeting by visiting http://www.virtualshareholdermeeting.com/FRSH2018. You also will be able to vote your shares electronically at the annual meeting. Details regarding how to participate in the meeting online and the business to be conducted at the annual meeting are more fully described in the accompanying Proxy Statement.

The Board of Directors of the Company has fixed the close of business on March 26, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments, recesses or postponements of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 23, 2018: The Proxy Statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended January 1, 2018 are available at www.proxyvote.com.

By Order of the Board,

/s/ Weldon Spangler
Weldon Spangler
President and Chief Executive Officer

Vancouver, Washington
April 4, 2018

YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

PAPA MURPHY’S HOLDINGS, INC.

8000 NE Parkway Drive, Suite 350
Vancouver, WA 98662
(360) 260-7272

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2018

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Papa Murphy’s Holdings, Inc., a Delaware corporation (“Papa Murphy’s” or the “Company”), as part of the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or the “Board”) from holders of the outstanding shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), for use at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held at 9:00 a.m. Pacific Time, on May 23, 2018, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to vote on the following matters: the election of four Class I directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified, the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and any other business that may properly come before the meeting or any adjournments, recesses or postponements of the meeting.

A Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including this proxy statement and our 2017 Annual Report, is first being mailed to stockholders of Papa Murphy’s on or about April 4, 2018. The Notice also provides instructions on how to vote over the Internet, by mail or by telephone. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials.

Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on March 26, 2018 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Accordingly, only holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the Record Date, 16,971,461 shares of Common Stock were outstanding. The presence, in person (through online participation) or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

All proxies properly submitted in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained therein. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of Common Stock they represent in accordance with their own judgment on those matters.

Stockholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Papa Murphy’s Holdings, Inc., 8000 NE Parkway Drive, Suite 350,

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Vancouver, Washington 98662, or by participating in the Annual Meeting and voting their shares electronically at the Annual Meeting. All valid, unrevoked proxies will be voted at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Although we encourage you to read the enclosed Proxy Statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the Annual Meeting.

Q: Why are we providing these materials?

A: Our Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which will take place on May 23, 2018. Stockholders are invited to participate in the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q: What information is contained in these materials?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and other required information.

Q: What proposals will be voted on at the Annual Meeting?
A: There are two proposals scheduled to be voted on at the Annual Meeting:

•	the election of four Class I directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified (Proposal No. 1); and
•	the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 2).

We will also consider other business that properly comes before the Annual Meeting.

Q: How does the Board of Directors recommend that I vote?
A: Our Board of Directors recommends that you vote your shares “FOR” the election of the Board’s nominees for election to the Board of Directors as Class I directors and “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Q: What shares owned by me can be voted?
A: All shares of the Company’s Common Stock owned by you as of the close of business on March 26, 2018, which is the Record Date, may be voted by you. You may cast one vote per share of Common Stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Most stockholders of the Company hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company as described below under “How can I vote my shares without participating in the Annual Meeting?” or to vote electronically at the Annual Meeting.

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Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to participate in the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a legal proxy from your broker or other nominee authorizing you to vote your shares at the Annual Meeting. Your broker or nominee has sent you instructions describing how you can direct the broker or nominee to vote your shares. You may vote your shares by Internet or by telephone as described below under “How can I vote my shares without participating in the Annual Meeting?”

Q: How can I vote my shares during the Annual Meeting?
A: This year’s annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: http://www.virtualshareholdermeeting.com/FRSH2018. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting.

However, even if you plan to participate in the Annual Meeting, the Company recommends that you vote your shares in advance (as described below) so that your vote will be counted if you later decide not to participate in the Annual Meeting.

Q: How can I vote my shares without participating in the Annual Meeting?
A: To vote your shares without participating in the Annual Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the meeting.

Q: Can I change my vote?
A: Participating in the Annual Meeting alone will not cause your previously granted proxy to be revoked. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by entering a new vote by Internet, by telephone, by delivering a written notice of revocation to the Corporate Secretary of the Company, by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions), or by participating in the Annual Meeting and voting your shares electronically at the Annual Meeting.

Q: How are votes counted?
A: You may vote “FOR” or “WITHHOLD” authority to vote for each nominee for election as a director. If you vote your shares without providing specific instructions, your shares will be voted “FOR” each nominee for election to the Board of Directors. If you vote to “WITHHOLD” authority to vote for any nominee for election as a director, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted and will have no effect in determining whether the nominee is elected. If a quorum is present, our Amended and Restated Bylaws, as amended to date (the “Bylaws”), provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. If you vote your shares without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. If you choose to “ABSTAIN” from voting

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on the ratification of the appointment of Moss Adams LLP, your abstention will have the effect of a vote “AGAINST” the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters while expressly noting that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine. The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 is considered a routine matter, so unless you have provided otherwise, your broker will have discretionary authority to vote your shares on that proposal. However, the election of four Class I directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified is considered a non-routine matter, so unless you have provided instructions to your broker with respect to such proposal, your broker will not have authority to vote your shares on that proposal and your shares will constitute broker non-votes. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for purposes of determining the number of votes cast for, or entitled to vote on, a proposal.

Q: What is the quorum requirement for the Annual Meeting?
A: The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person (through online participation) or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q: What is the voting requirement to approve the proposals?
A: In the election of the directors, the four persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. However, if any incumbent director (other than a director designated by LEP Papa Murphy’s Holdings, LLC or its permitted transferees) does not receive a majority of the votes cast in an uncontested election of directors, that director is required to tender his or her resignation, subject to the Board of Directors’ right to reject such resignation. Any other proposal requires the affirmative “FOR” vote of a majority of the total voting power of those shares of Common Stock present in person (through online participation) or represented by proxy and entitled to vote on that proposal at the Annual Meeting.

Q: Who are the proxyholders and what do they do?
A: The two persons named as proxyholders on the proxy card, Weldon Spangler, our President and Chief Executive Officer, and Mark Hutchens, our Executive Vice President, Chief Operating Officer and Chief Financial Officer, were designated by our Board of Directors. The proxyholders will vote all properly tendered proxies (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the proxy card, it will be voted in accordance with the instructions you indicate on the proxy card. If you vote your shares without providing specific instructions regarding each of the proposals, your shares will be voted “FOR” each proposal.

Q: What does it mean if I receive more than one Notice?
A: You may receive more than one Notice. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice. To ensure that all of your shares in each account are voted, you must vote in accordance with the Notice you receive for each account.

Q: How can I revoke my proxy?
A: You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to do this, you may do any of the following:

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•	enter a new vote by Internet or by telephone following the instructions in the Notice;
•	sign and return another proxy card bearing a later date;
•	provide written notice of the revocation to the Company’s Corporate Secretary, Papa Murphy’s Holdings, Inc., 8000 NE Parkway Drive, Suite 350, Vancouver, Washington 98662, prior to the vote at the Annual Meeting; or
•	participate in the meeting and vote your shares electronically at the meeting.

Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results at the Annual Meeting and publish final results in the Company’s Current Report on Form 8-K within four business days after the Annual Meeting.

Q: What happens if additional proposals are presented at the Annual Meeting?
A: Other than the proposals described in this Proxy Statement, Papa Murphy’s does not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will vote your shares on any additional matters properly presented for a vote at the Annual Meeting in the manner directed by a majority of the Board of Directors.

Q: Who will count the vote?
A: Broadridge Financial Solutions, Inc. has been appointed to act as the inspector of elections and will tabulate the votes.

Q: Is my vote confidential?
A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board of Directors.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?
A: The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. The solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors, officers and employees, who will not receive any additional compensation for these solicitation activities. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners.

Q: What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A: Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 5, 2018. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Papa Murphy’s Holdings, Inc.,
Attention: Corporate Secretary
8000 NE Parkway Drive, Suite 350
Vancouver, Washington 98662 (360) 260-7272

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement.

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Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our notice of meeting (or any supplement thereto), (ii) otherwise brought before the annual meeting by or at the direction of our Board of Directors, or (iii) brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2018 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 23, 2019; and
•	not later than February 22, 2019.

If we hold our 2019 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or
•	the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

Nomination of Director Candidates

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and appropriate background and biographical information and should be directed to our Corporate Secretary in writing at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Director Nomination Procedures.”

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information and documentation required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our filings on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business and affairs are managed under the direction of our Board. As of April 4, 2018, seven (7) of our directors are independent within the meaning of the independent director requirements of the Nasdaq Stock Market. Our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring.

As of April 4, 2018, the Board is composed of ten (10) members. The Board is divided into three classes as follows:

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•	Class I Directors: Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen, whose current terms will expire at the Annual Meeting;
•	Class II Directors: Yoo Jin Kim, Benjamin Hochberg and Weldon Spangler, whose current terms will expire at our annual meeting of stockholders to be held in 2019; and
•	Class III Directors: Katherine L. Scherping, John Shafer and L. David Mounts, whose current terms will expire at our annual meeting of stockholders to be held in 2020.

Upon the recommendation of our Nominating and Corporate Governance Committee, we are nominating Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen to serve as Class I Directors. If elected, Ms. Birch, Mr. Weisberg, Mr. Matina and Mr. Elbogen will each hold office for a three-year term until the annual meeting of stockholders to be held in 2021.

Set forth below are the names and specified information about the nominees for Class III directors. The names of, and specified information about, the continuing members of our Board of Directors are also set forth below.

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees

Jean M. Birch	I	58	Director	2015	2018	2021

Rob Weisberg (2)(3)	I	45	Director	2015	2018	2021

Alexander C. Matina (2)	I	41	Director	2017	2018	2021

Noah A. Elbogen (1)	I	35	Director	2017	2018	2021

Continuing Directors

Weldon Spangler	II	53	Director	2017	2019	—

Yoo Jin Kim	II	48	Director	2010	2019	—

Benjamin Hochberg	II	46	Director	2010	2019	—

Katherine L. Scherping (1)(3)	III	58	Director	2017	2020	—

John Shafer (1)(3)	III	74	Director	2006	2020	—

L. David Mounts (1)(2)	III	54	Director	2014	2020	—

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee
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Directors with Terms Expiring at the Annual Meeting/Nominees

Jean M. Birch has served as a member of our Board since April 2015, and has served as Chair of the Board since September 2016. Ms. Birch was appointed as our President and Chief Executive Officer effective December 29, 2016 and served in that position until July 2017. Ms. Birch is the Chief Executive Officer and President of Birch Company, LLC (“Birch Company”). Prior to that, Ms. Birch served as President of IHOP Restaurants, Inc., a division of DineEquity, Inc., where she repositioned and focused IHOP’s brand and launched a new marketing campaign and innovative culinary strategy to include health and wellness. From 2007 to June 2009, Ms. Birch was an independent restaurant and hospitality consultant at Birch Company. Prior to that, Ms. Birch served as President of Romano’s Macaroni Grill from January 2005 to August 2007 and President of Corner Bakery Café from August 2003 to December 2004, both divisions of Brinker International, Inc. From 1991 to 2003, Ms. Birch held various roles with YUM! Brands, Inc., a global quick service restaurant company, including VP, Operations for Taco Bell, Inc. and Senior Director, Concept Development for Pizza Hut, Inc. Ms. Birch currently serves on the Board of Directors of Forrester Research, a position she has held since February 2018. She has also served on the Board of Directors of the Children’s Miracle Network Hospitals since 2013. Ms. Birch brings more than 20 years of experience leading restaurant brands to our Board.

Rob Weisberg has served as a member of our Board since April 2015. Mr. Weisberg is the Chief Executive Officer of Invaluable, the world’s leading online live auction marketplace. Mr. Weisberg joined Invaluable in October 2012 as its Chief Operating Officer. Prior to that, Mr. Weisberg served for three years as Chief Marketing Officer at Zipcar, Inc., where he contributed to the company’s membership growth and initial public offering. Before joining Zipcar, Mr. Weisberg served as Vice President of Multimedia Marketing at Domino’s Pizza, Inc. for five years. Prior to his work for Domino’s, Mr. Weisberg worked in account services at several advertising and public relations firms. Through his consumer marketing expertise and experience leading growth companies, as well as his knowledge of the limited service restaurant industry, Mr. Weisberg provides our Board with insights and guidance regarding our marketing and growth strategies.

Alexander C. Matina has served as a member of our Board since December 2017. Mr. Matina is the Vice President, Investments at MFP Investors LLC, the family office of Michael F. Price, which focuses on long-term, value investment opportunities. Mr. Matina also serves as Chairman of the Board of Trinity Place Holdings, Inc., a publicly traded real estate company, focused on multi-family and retail investments. In addition, he serves on the board of S&W Seed Company, a publicly traded agricultural company, with proprietary seeds targeting the alfalfa, sorghum, sunflower and stevia markets. Mr. Matina also serves on the board of XRO Energy LLC, a private energy company with assets in Wyoming. In addition, Mr. Matina has worked in various investment and financial analyst roles at Altus Capital Partners and Salomon Smith Barney, among others. Mr. Matina brings a combination of financial expertise and public company board experience to our Board. Mr. Matina is a designee of MFP Partners, L.P. (collectively with its affiliates and associates, “MFP”) pursuant to our Cooperation Agreement dated December 21, 2017 (the “Cooperation Agreement”) with MFP, Misada Capital Holdings, LLC (collectively with its affiliates and associates, “Misada”), Mr. Matina and Noah A. Elbogen. A copy of the Cooperation Agreement is filed as Exhibit 10.26 to our Annual Report on Form 10-K for the year ended January 1, 2018.

Noah A. Elbogen has served as a member of our Board since December 2017. Mr. Elbogen currently serves as Managing Member and Chief Executive Officer of Misada Capital Group LLC, a New Jersey-based investment manager. In addition, Mr. Elbogen has served as an Independent Director of BJ’s Restaurants Inc., a publicly traded casual dining restaurant company, since June 2014. Previously, Mr. Elbogen served as an Investment Analyst at Luxor Capital Group, LP, a New York-based investment manager, where he focused primarily on the restaurant sector from July 2011 to July 2016. Prior to joining Luxor Capital Group, Mr. Elbogen served as a Research Analyst covering the consumer sector at S.A.C. Capital Management, LLC from August 2009 to June 2011, at Highbridge Capital Management, LLC from January 2007 to January 2009, and at Scout Capital Management LLC from August 2005 to January 2007. Mr. Elbogen began his investment career as an Equity Research Associate at Bear Stearns & Co. Inc. where he covered the Specialty Retail and Hardlines sectors. Mr. Elbogen provides our Board with financial expertise, public company board experience, and a broad perspective on the restaurant industry. Mr. Elbogen is a designee of Misada pursuant to our Cooperation Agreement. For more information on the Cooperation Agreement, see “Certain Relationships and Related Person Transactions—Cooperation Agreement.”

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Continuing Directors

Weldon Spangler currently serves, since June 2017, as our President and Chief Executive Officer and a member of our Board. Prior to his appointment as Chief Executive Officer, President and Director of the Company, Mr. Spangler served as Senior Vice President, Baskin-Robbins U.S., Canada and Puerto Rico, a division of Dunkin’ Brands Group, Inc., since September 2015 where he managed over 2,500 locations. Mr. Spangler joined Dunkin’ Brands in 2010, where he served as Vice President, Dunkin’ Donuts Operations U.S. and Canada until September 2015 and had operational and financial responsibility for more than 8,000 Dunkin’ Donuts restaurants and 1,200 Baskin-Robbins locations. Prior to joining Dunkin’ Brands, Mr. Spangler held various leadership positions with Starbucks Corporation. Mr. Spangler’s experience operating under a franchise model provides the Board with strong leadership and operational insight.

Yoo Jin Kim has served as a member of our Board since May 2010. Mr. Kim is a Partner at Lee Equity Partners, LLC (“Lee Equity”). Prior to joining Lee Equity in 2005, Mr. Kim was with Bain Capital Partners, a global private equity investment firm, where he most recently held the position of Principal. Mr. Kim also serves on the board of directors of Paragon Industries, Inc., Cross MediaWorks, LLC, Aimbridge Hospitality, LLC, Prelude Holding Company, LLC and Interluxe Holdings, LLC. Mr. Kim brings a combination of financial expertise and experience with multi-unit concepts to our Board. Mr. Kim is a designee of Lee Equity pursuant to our stockholder’s agreement with Lee Equity. A copy of our stockholder’s agreement with Lee Equity is filed as Exhibit 10.2 to our Annual Report on Form 10-K for the year ended January 1, 2018.

Benjamin Hochberg has served as a member of our Board since May 2010. Mr. Hochberg is a Partner at Lee Equity. Prior to joining Lee Equity in May 2006, Mr. Hochberg was a Principal at Odyssey Investment Partners, LLC, a middle-market private equity investment firm. Prior to Odyssey, Mr. Hochberg worked at Bain Capital Partners, a global private equity investment firm. Mr. Hochberg also serves on the board of directors of Paragon Industries, Inc., Skopos Financial Group, LLC, Interluxe Holdings, LLC, Aimbridge Hospitality, LLC, Westfall Technik Holdings, LLC, and K-Mac Holdings, Corp. Mr. Hochberg’s experience in private equity firms provides our Board with valuable insights related to capital markets and financial matters. Mr. Hochberg is a designee of Lee Equity pursuant to our stockholder’s agreement with Lee Equity.

Katherine L. Scherping joined our Board in February 2017. Ms. Scherping currently serves as Chief Financial Officer of National CineMedia. Prior to joining National CineMedia in August 2016, Ms. Scherping served as interim President and Chief Executive Officer of QCE LLC (Quiznos) from June 2016 through July 2016. She also served as Chief Financial Officer of Quiznos from December 2013 to June 2016. Quiznos filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code on March 14, 2014 and emerged from Chapter 11 bankruptcy on June 30, 2014. Prior to Quiznos, she served as Chief Financial Officer of Red Robin International from June 2005 to July 2011. She has also held various accounting positions with companies in the oil and gas industry, security alarm monitoring, telecommunications, and technology industries. Ms. Scherping brings deep financial and restaurant industry experience to our Board.

John Shafer joined our Board in October 2006. Mr. Shafer was the Chief Executive Officer of Allied Domecq Retailing USA, the former controlling shareholder of Dunkin’ Donuts, Baskin-Robbins and Togo’s Eateries, from 1999 until he retired in January 2003. Mr. Shafer also served on the Board of Directors of Mrs. Fields, Inc. from 2005 to 2008. Mr. Shafer’s public company leadership experience and his experience with several other franchise concepts provides our Board with important perspective and guidance regarding our operations, growth strategies and corporate governance.

L. David Mounts joined our Board in July 2014. Mr. Mounts also serves as Chairman and Chief Executive Officer for Inmar, a business services, analytics and consumer engagement company that operates intelligent commerce networks. Prior to joining Inmar in April 2010, he was Executive Vice President of Supply Chain for Domino’s Pizza, Inc. He also served as Domino’s Chief Financial Officer from 2005 to 2007. Prior to Domino’s, Mr. Mounts held several positions during a nearly 23 year tenure at UPS, including Chief Financial Officer, UPS Supply Chain Solutions, and Vice President of Mergers and Acquisitions. He is past Chairman of the Wharton Alumni Executive Board, serves on the Graduate Board of the Wharton School and the Board of Visitors for the Wake Forest University Schools of Business and is a member of the Board of Directors for the Winston Salem

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Alliance and the Piedmont Triad Partnership. Mr. Mounts’ years of experience with public companies and international operations and financial management provide operational and financial expertise to our Board.

Director Independence

Our Common Stock is listed on the Nasdaq Stock Market. Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors, subject to specified exceptions. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance committees be independent. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and the listing requirements of the Nasdaq Stock Market. In addition, compensation committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing requirements of the Nasdaq Stock Market.

Our Board of Directors has undertaken a review of the independence of each director and nominee and considered whether any director or nominee has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors has determined that each of Jean Birch, John Shafer, L. David Mounts, Rob Weisberg, Katherine L. Scherping, Alexander C. Matina and Noah A. Elbogen is, and Jeffrey B. Welch until his resignation on December 21, 2017 was, an “independent director” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market.

Board Leadership Structure and Oversight of Risk Management

Our Bylaws do not dictate whether the roles of Chair of the Board and Chief Executive Officer should be separate or combined. The Board currently maintains a separation between the roles of Chief Executive Officer and Chairman of the Board. Mr. Spangler has served as the Company’s President and Chief Executive Officer since June 2017, and Ms. Birch has served as the Chair of the Board of Directors since September 2016. Prior to Mr. Spangler’s appointment as the Company’s President and Chief Executive Officer, Ms. Birch served as both the Chair of the Board and the interim Chief Executive Officer of the Company. The Board believes that although it was beneficial to the Company to have Ms. Birch serve as both the Chair of the Board and the interim Chief Executive Officer of the Company while the Company looked for a permanent Chief Executive Officer, the separation of the Chair and Chief Executive Officer roles promotes more active participation in establishing priorities of the Board, while affording the Chief Executive Officer the ability to focus more clearly on the day-to-day operational aspects and requirements of the Company’s business.

No independent director serves as the lead independent director. We believe that each of our independent directors brings valuable experience, oversight and expertise from outside of our Company.

The Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to our stakeholders. The material risks we face relate to, among other things, business strategy, financial condition, product development, competition for talent, operational efficiency, quality assurance, supply chain management, reputation, intellectual property and trade secrets, among others. The Board believes that, in light of the diverse and often interrelated nature of the risks the Company faces, oversight of risk management is ultimately the responsibility of the full Board, which provides oversight of the Company’s risk assessment and monitoring processes. Although our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures and legal and regulatory matters that may have a material impact on the Company’s financial statements. Our Audit Committee also discusses with our management, the head of our internal audit function and our independent auditor any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management, and assesses the steps management has

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taken to monitor and control such risks. Our Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to corporate governance. Our Compensation Committee reviews the Company’s compensation policies and practices for executives, management employees and employees generally to assess whether such policies and practices could lead to excessive risk taking behavior and the manner in which any risks arising out of the Company’s compensation policies and practices are monitored and mitigated. To facilitate oversight of risk management by the Board and its committees, our executive officers who are responsible for risk management work directly with the Board or the relevant committee of the Board responsible for particular types of risks.

Board Meetings and Committees

During the fiscal year ended January 1, 2018, our Board held nine meetings (including regularly scheduled and special meetings). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Seven of our directors attended last year’s annual meeting of stockholders.

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our Audit Committee consists of L. David Mounts, John Shafer, Katherine L. Scherping and Noah A. Elbogen. Katherine L. Scherping is the chair of our Audit Committee. Our Board has affirmatively determined that each member of the Audit Committee meets the definition of an “independent director” for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Exchange Act, and that Katherine L. Scherping qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K.

Our Audit Committee is responsible for, among other things, assisting the Board’s oversight of:

•	the integrity of our financial statements;

•	our internal financial reporting and compliance with our disclosure controls and procedures;

•	the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm;

•	our independent registered public accounting firm’s annual audit of our financial statements and any engagement to provide other services;

•	the performance of our internal audit function;

•	our legal and regulatory compliance; and

•	the application of our codes of business conduct and ethics as established by management and the Board.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Stock Market. A copy of the charter of our Audit Committee is

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available on our website at www.PapaMurphys.com in the Corporate Governance section of our Investor Relations webpage. During 2017, our Audit Committee held eight meetings.

Compensation Committee

Our Compensation Committee consists of L. David Mounts, Rob Weisberg and Alexander C. Matina. Rob Weisberg is the chair of our Compensation Committee. Our Board has affirmatively determined that each member of our Compensation Committee (i) meets the definition of an “independent director” for the purposes of serving on the Compensation Committee under applicable Nasdaq and Exchange Act rules, (ii) is a “non-employee director,” as defined by Rule 16b-3 promulgated under the Exchange Act, and (iii) is an “outside director,” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Compensation Committee is responsible for, among other things:

•	assisting the Board in discharging its responsibilities regarding compensation of our executive officers;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluating our Chief Executive Officer’s performance in light of those goals and objectives;

•	reviewing and determining the compensation of our Chief Executive Officer and other executive officers;

•	making recommendations to the Board with respect to our incentive and equity-based compensation plans;

•	providing oversight of our compensation policies, plans and benefit programs including reviewing compensation and employee benefit plans, policies and programs; and

•	producing, approving and recommending to the Board, reports on compensation matters required to be included in our annual proxy statement or annual report, if applicable.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Stock Market. A copy of the charter of our Compensation Committee is available on our website at www.PapaMurphys.com in the Corporate Governance section of our Investor Relations webpage. During 2017, our Compensation Committee held eight meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of John Shafer, Rob Weisberg and Katherine L. Scherping. John Shafer is the chair of our Nominating and Corporate Governance Committee. Our Board has affirmatively determined that each member of our Nominating and Corporate Governance Committee meets the definition of an “independent director” for the purposes of serving on the Nominating and Corporate Governance Committee under applicable Nasdaq rules.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	recommending to the Board for approval the qualifications, qualities, skills and expertise required for Board membership;

•	identifying potential members of the Board consistent with the criteria approved by the Board and selecting and recommending to the Board the director nominees for election at the next annual meeting of stockholders or to otherwise fill vacancies;

•	evaluating and making recommendations regarding the structure, membership and governance of the committees of the Board;
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•	developing and making recommendations to the Board with regard to the Company’s corporate governance policies and principles; and

•	overseeing the annual review of the Board’s performance.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of the Nasdaq Stock Market. A copy of the charter of our Nominating and Corporate Governance Committee is available on our website at www.PapaMurphys.com in the Corporate Governance section of our Investor Relations webpage. During 2017, our Nominating and Corporate Governance Committee held six meetings.

Corporate Governance Guidelines and Code of Business Ethics and Conduct

Our Board has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and any persons performing similar functions. Current copies of the Code of Business Conduct and Ethics and Corporate Governance Guidelines are posted on our website at www.PapaMurphys.com in the Corporate Governance section of our Investor Relations webpage. Any amendments to our Code of Business Conduct and Ethics, or any waivers of its requirements for which disclosure is required, will be disclosed on our website promptly following the date of such amendment or waiver.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, international operations, strategy, risk, technical expertise, or policy-making). Directors must be prepared to devote the time required to prepare for and attend Board meetings, and fulfill their responsibilities effectively. Other than the foregoing, our Board has not approved other stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, to be in our and our stockholders’ best interests. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any unique skills or competencies not already represented on the Board, as well as general qualities and skills desirable in members of the Board, including factors relating to diversity, skills, occupation, experience in the context of the Company’s various businesses, products and technologies, the needs of the Board and perceived chemistry in working with incumbent members of the Board. Share ownership is viewed as beneficial, as is prior public company board service and CEO experience. A knowledge of the pizza business and marketing, sales, strategy and other corporate management skills are perceived positively. All nominees for the Board of Directors must have a reputation for integrity, honesty and adherence to high ethical standards and be prepared to commit significant time to Board and committee responsibilities.

The Company does not have a formal policy with respect to the consideration of diversity (broadly construed) in identifying director candidates. However, the Nominating and Corporate Governance Committee does consider diversity in identifying and reviewing director nominee candidates, which reflects the Committee’s goal of achieving a balanced and diverse Board of Directors with members whose skills, occupation, background, identity and experience complement each other and, together, contribute to the Board’s effectiveness as a whole.

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Director Nomination Procedures

The Nominating and Corporate Governance Committee serves as the nominating committee responsible for seeking qualified candidates to serve on the Board and recommending them for the Board’s consideration. In recommending candidates for election to the Board, the Nominating and Corporate Governance Committee will consider nominees recommended by directors, officers, employees and stockholders, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials and internal discussions as well as interviews with potential nominees. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from its own committee members, directors and members of management.

Stockholders wishing to propose director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Corporate Secretary of the Company and providing the information and documentation specified in Article I, Section 1.10 of the Bylaws, including the candidate’s name, biographical information and qualifications. The Bylaws also permit stockholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely for our 2019 annual meeting of stockholders, notice must be delivered to the Company’s Secretary at the principal executive offices of the Company not earlier than January 23, 2019 and not later than February 22, 2019. If we hold our 2019 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, then notice of a director nomination that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

Communication with Directors

Any stockholder who wants to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Chair of the Board, Papa Murphy’s Holdings, Inc., 8000 NE Parkway Drive, Suite 350, Vancouver, Washington 98662. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

Director Compensation

Other than Jean M. Birch, who received compensation as interim Chief Executive Officer when serving in that position and also with respect to her service as a director and Chair of the Board, our directors who are employed by us, our subsidiaries or Lee Equity, or any of its affiliates, do not receive any compensation with respect to their service on our Board of Directors, except for expense reimbursement, as described below. See “Executive Compensation” for information about the compensation of Jean M. Birch and Weldon Spangler, who were both directors and executive officers of the Company during 2017.

During 2017 we paid our non-employee directors a base annual retainer of $30,000 in cash, paid on a quarterly basis, and 3,000 shares of restricted stock subject to a one-year vesting term for their services on the Board. We paid an additional $10,000 per year to the Chair of the Audit Committee, an additional $5,000 per year to the Chair of the Compensation Committee, an additional $5,000 per year to the Chair of the Nominating and Corporate Governance Committee, and an additional $30,000 per year and an additional 3,000 shares of restricted stock subject to a one-year vesting term to the Chair of the Board. In addition, we reimburse all directors for reasonable expenses incurred for attending meetings of the Board or any of its committees.

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The table below shows compensation earned by our directors, other than Ms. Birch and Mr. Spangler, during 2017.

2017 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Total ($)
John Shafer	$35,000	$13,140	$48,140
L. David Mounts	$40,000	$13,140	$53,140
Rob Weisberg	$30,000	$13,140	$43,140
Jeffrey B. Welch	$35,000	$13,140	$48,140
Katherine L. Scherping	$37,500	$25,590	$63,090
Alexander C. Matina	$0	$17,730	$17,730
Noah A. Elbogen	$0	$17,730	$17,730
Yoo Jin Kim(2)	—	—	—
Benjamin Hochberg(2)	—	—	—

(1) The dollar amounts reflect the grant date fair value of restricted stock awards granted in 2017, calculated pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic No. 718 (“FASB ASC Topic 718”). The assumptions made in determining the grant date fair values and other stock-based compensation information are disclosed in Note 13 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended January 1, 2018. As of January 1, 2018, the total number of shares of unvested restricted stock held by each non-employee director was as follows: Mr. Shafer, 6,772; Mr. Mounts, 3,000; Mr. Weisberg, 3,000; Mr. Welch, 0; Ms. Scherping, 6,000; Mr. Matina, 3,000; and Mr. Elbogen, 3,000.

(2) As employees of Lee Equity, Mr. Kim and Mr. Hochberg did not receive any compensation with respect to their service on our Board of Directors during 2017, other than expense reimbursement.

Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee, or other board committee performing equivalent functions, of any entity that has one or more executive officers serving on our Compensation Committee or our Board. We have had a Compensation Committee since May 1, 2014. Prior to establishing the Compensation Committee, our full Board made decisions relating to the compensation of our executive officers.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board is composed of ten (10) members and is divided into three (3) classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. At the Annual Meeting, four (4) Class I directors will be elected for a three-year term to succeed the four members of the same class whose term is then expiring. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Each director’s term continues until the election and qualification of the director’s successor, or the director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three (3) classes so that, as nearly as possible, each class will consist of one-third (1/3) of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of the Company.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen as nominees for election as Class I directors at the Annual Meeting. If elected, each of Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen will serve as a Class I director until the 2021 annual meeting of stockholders or until his or her successor is duly elected and qualified. For information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen. We expect that Jean M. Birch, Rob Weisberg, Alexander C. Matina and Noah A. Elbogen will each accept his or her nomination to the Board; however, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill the vacancy. If you are a beneficial owner of shares of our Common Stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will not vote your shares on this matter.

Vote Required

The election of Class I directors requires a plurality vote of the shares of our Common Stock present in person, through online participation or by proxy at the Annual Meeting and entitled to vote thereon to be approved. However, if any nominee for election as a Class I director does not receive a majority of the votes cast in the election, that director is required to tender his or her resignation, subject to the Board’s right to reject such resignation. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE
FOUR
DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN
THIS PROXY STATEMENT AS A CLASS I DIRECTOR TO SERVE FOR A THREE-YEAR TERM.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consists of four directors, all of whom are considered independent under applicable SEC and Nasdaq Stock Market rules. The Audit Committee operates under a written charter. The primary purpose of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee annually appoints the Company’s independent registered public accounting firm.

Management is responsible for preparing the Company’s consolidated financial statements, including the system of internal controls, and for the preparation, presentation and integrity of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

•	reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm;

•	discussed with the independent registered public accounting firm the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;

•	received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams LLP its independence; and

•	discussed with Moss Adams LLP that the provision of non-audit services was compatible with Moss Adams LLP maintaining its independence.

Based on the above discussions and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 1, 2018 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE

Katherine L. Scherping, Chair
L. David Mounts John Shafer Noah A. Elbogen
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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Moss Adams LLP, or Moss Adams, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2018. Moss Adams also served as our independent registered public accounting firm for our fiscal year ended January 1, 2018.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Moss Adams as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Stockholder ratification of the appointment of Moss Adams is not required by our Bylaws or other applicable legal requirements. However, our Board is submitting the appointment of Moss Adams to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the shares present in person (through online participation) or by proxy at the Annual Meeting and entitled to vote, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2018 if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of Moss Adams is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Moss Adams for our fiscal years ended January 1, 2018 and January 2, 2017.

	2017	2016
Audit Fees(1)	$277,000	$267,500

Audit-Related Fees(2)	42,100	$—

Tax Fees(3)	36,000	—

All Other Fees(4)	$—	$3,500
	$355,100	$271,000

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Moss Adams in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Audit-Related Fees include fees billed for profession services rendered in connection with additional audit work performed related to implementation of the new accounting standards, ASC Topic 606 (Revenue) and ASC Topic 842 (Leases) and the restatement of historical financial statements required by those standards.

(3)	“Tax Fees” consist of fees billed for professional services rendered by Moss Adams for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” consist of fees paid in connection with Moss Adams’ review of the Company’s Franchise Disclosure Document.
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Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is authorized and directed to consider and, in its discretion, approve in advance any services (including the fees and material terms thereof) proposed to be carried out for the Company by the independent auditor or by any other firm proposed to be engaged by the Company as its independent auditor. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Audit Committee discusses with the independent auditor the potential effects of the services on the independence of the auditor. All fees paid to Moss Adams since our IPO, effective May 1, 2014, were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Moss Adams requires the affirmative vote of a majority of the shares of our Common Stock present in person (through online participation) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “AGAINST” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF
MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR
FISCAL YEAR
ENDING DECEMBER 31, 2018.

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EXECUTIVE OFFICERS

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company as of April 4, 2018.

Name	Age	Position
Weldon Spangler	53	President and Chief Executive Officer, Director
Mark Hutchens	52	Executive Vice President, Chief Operating Officer and Chief Financial Officer
Victoria J. Tullett	50	Chief Legal Officer

See “Board of Directors and Corporate Governance—Continuing Directors” for information about Weldon Spangler, who became both a director and executive officer of the Company in 2017.

Mark Hutchens has served as our Executive Vice President, Chief Operating Officer and Chief Financial Officer since September 2017. Prior to his appointment as Executive Vice President, Chief Operating Officer and Chief Financial Officer, Mr. Hutchens had served as our Chief Financial Officer since January 2014. Previously, Mr. Hutchens served as the Vice President, Chief Financial Officer – International, for Bloomin’ Brands, Inc., a public company, from October 2012 to January 2014, where his responsibilities included finance, business development and supply chain management activities for Outback Steakhouse International. Prior to that, Mr. Hutchens served in various roles of increasing responsibility at Office Depot, Inc., including Senior Vice President, Controller and Chief Accounting Officer from September 2008 to March 2012 and Senior Vice President Finance, International Division from November 2006 to September 2008. From 1996 to 2006, Mr. Hutchens worked with YUM! Brands, Inc., where his most recent title was Assistant Treasurer – Corporate Finance. From 1989 to 1996, Mr. Hutchens worked at Ford Motor Company.

Victoria J. Tullett has been with Papa Murphy’s for 17 years and has served as our Chief Legal Officer since November 2012. From November 2012 through September 2016, Ms. Tullett also served as Senior Vice President of Talent. Ms. Tullett previously served as Senior Vice President and General Counsel from February 2007 to November 2012.

EXECUTIVE COMPENSATION

2017 Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by each of our named executive officers (“NEOs”) during fiscal years 2017, which ended January 1, 2018, and 2016, which ended January 2, 2017.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation($)	Total ($)
Weldon Spangler(4)	2017	229,769	-	325,001	-	138,454(5)	693,224
Chief Executive Officer	2016	-	-	-	-	-	-
Jean M. Birch(6)	2017	310,981	13,140	24,660	-	102,536(7)	451,317
Interim Chief Executive Officer	2016	5,942	43,050	-	-	50,000(7)	98,992
Mark Hutchens	2017	360,500	37,582	285,118	17,029	8,303(8)	708,532
Chief Financial Officer	2016	360,500	-	85,595	16,824	14,830	477,749
Victoria J. Tullett	2017	262,800	-	50,184	12,414	11,367(9)	336,765
Chief Legal Officer	2016	256,446	-	56,893	11,577	16,456	341,372
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(1)	The amounts reported in the Stock Awards column reflect the grant date fair value of restricted stock awards granted during the fiscal year for such person, calculated pursuant to FASB ASC Topic 718. The assumptions made in determining the grant date fair values and other stock-based compensation information are disclosed in Note 13 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended January 1, 2018. The Stock Awards granted to Jean M. Birch reflect compensation for her service on the Board of Directors. As of January 1, 2018, Ms. Birch held 3,000 shares of unvested restricted stock.

(2)	The amounts reported in the Option Awards column do not reflect compensation actually received by the NEOs, but instead represent the grant date fair value of all option awards granted during the year for such person, calculated pursuant to FASB ASC Topic 718. The assumptions made in determining the grant date fair values and other stock-based compensation information are disclosed in Note 13 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended January 1, 2018.

(3)	Amounts reported in the Non-Equity Incentive Plan Compensation column were paid based on the Company’s achievement of certain financial and operating metrics, including targets with respect to the Company’s (i) net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization (“EBITDA”), (ii) refranchising, (iii) and SG&A management.

(4)	Mr. Spangler was appointed to his position as Chief Executive Officer and President of the Company effective July 17, 2017.

(5)	Consists of a signing bonus in the amount of $118,490, relocation assistance in the amount of $19,619, accidental death and dismemberment insurance premiums and long-term disability insurance premiums received by all employees.

(6)	Ms. Birch resigned her position as interim Chief Executive Officer and President effective July 17, 2017.

(7)	Consists of relocation assistance in the amount of $42,436, long-term disability and fees paid for service on the Board of Directors in the amount of $60,000.

(8)	Consists of 401(k) matching contributions in the amount of $7,337, accidental death and dismemberment insurance premiums and long-term disability insurance premiums received by all employees.

(9)	Consists of 401(k) matching contributions in the amount of $10,401, accidental death and dismemberment insurance premiums and long-term disability insurance premiums received by all employees.

Employment Agreements

We have entered into an employment agreement with each of Weldon Spangler, our Chief Executive Officer and President, Mark Hutchens, our Executive Vice President, Chief Operating Officer and Chief Financial Officer, and Victoria J. Tullett, our Chief Legal Officer. Pursuant to the terms of their employment agreements, each of Mr. Spangler, Mr. Hutchens and Ms. Tullett receives a specified annual base salary, is eligible to receive an annual bonus and is entitled to participate in a benefits plan. Our Board approved each of these agreements.

Weldon Spangler

Pursuant to the terms of his employment agreement, dated as of August 10, 2017, Mr. Spangler is entitled to an annual base salary of $515,000, which is reviewed and may be increased by the Board on an annual basis. Mr. Spangler is eligible to receive an annual bonus of at least 75% of his base salary and equity-based compensation awards as determined by the Compensation Committee of the Board from time to time. Mr. Spangler is also eligible to participate in any benefit plans that are generally made available to our other senior executives.

Mr. Spangler may terminate his employment at any time upon 60 days prior written notice to us for any reason or on 31 days prior written notice to us for good reason. We may terminate Mr. Spangler’s employment at

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any time with or without cause upon 90 days prior written notice. Mr. Spangler’s employment will automatically terminate upon his death or the Board’s determination of his total disability.

If Mr. Spangler is terminated due to total disability or death, he or his legal representatives will be entitled to (i) an amount equal to his base salary payable through the date of termination, (ii) a pro rata portion of his annual bonus, if any, for the applicable period of the year for which he was employed and (iii) any accrued and unpaid vacation pay or other benefits he may be owed. If Mr. Spangler is terminated without cause or he terminates his employment for good reason, he is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) base salary through the one-year anniversary of the termination date, (iii) a pro rata portion of his annual bonus for the applicable period of the calendar year for which he was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed. If Mr. Spangler is terminated for cause, terminates his employment without good reason or his employment terminates due to nonrenewal of his agreement, he will only be entitled to his base salary through the termination date and any accrued and unpaid vacation pay or other benefits owed.

If Mr. Spangler is terminated in connection with a change of control of the Company, or is terminated without cause or terminates his employment for good reason within one year after a change of control of the Company, he is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) an amount equal to the sum of his base salary and his target annual bonus for the year of termination, (iii) a pro rata portion of his target annual bonus for the applicable period of the calendar year for which he was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed.

Mr. Spangler’s employment agreement contains non-competition and non-solicitation of customers and employees provisions for the period of his employment and for one year thereafter, as well as confidentiality and proprietary rights provisions. Mr. Spangler’s employment agreement is effective for an initial period ending April 1, 2019, and is automatically extended for additional 12 month periods thereafter, unless written notice is given by Mr. Spangler or by us not less than 90 days prior to the end of the then-current employment period.

Jean M. Birch

Ms. Birch served as our interim Chief Executive Officer between December 29, 2016 and July 17, 2017. As our interim Chief Executive Officer, Ms. Birch was entitled to receive a monthly base salary of $42,917 and quarterly grants of stock options to purchase 9,000 shares of the Company’s Common Stock for each of the first two quarters of fiscal year 2017. Ms. Birch also continued to receive compensation with respect to her service as a director and Chair of the Board, consisting of a base annual retainer of $60,000, paid in cash on a quarterly basis, and an award of 3,000 shares of restricted stock.

Mark Hutchens

Pursuant to the terms of his amended and restated employment agreement, dated as of July 27, 2016, Mr. Hutchens is entitled to an annual base salary of $360,500, which is reviewed and may be increased by the Board on an annual basis. Mr. Hutchens is eligible to receive an annual bonus of at least 60% of his base salary and equity-based compensation awards as determined by the Compensation Committee of the Board from time to time. Mr. Hutchens is also eligible to participate in any benefit plans that are generally made available to our other senior executives.

Mr. Hutchens may terminate his employment at any time upon 60 days prior written notice to us for any reason or on 31 days prior written notice to us for good reason. We may terminate Mr. Hutchens’ employment at any time with or without cause upon 90 days prior written notice. Mr. Hutchens’ employment will automatically terminate upon his death or the Board’s determination of his total disability.

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If Mr. Hutchens is terminated due to total disability or death, he or his legal representatives will be entitled to (i) an amount equal to his base salary payable through the date of termination, (ii) a pro rata portion of his annual bonus, if any, for the applicable period of the year for which he was employed and (iii) any accrued and unpaid vacation pay or other benefits he may be owed. If Mr. Hutchens is terminated without cause or he terminates his employment for good reason, he is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) base salary through the one-year anniversary of the termination date, (iii) a pro rata portion of his annual bonus for the applicable period of the calendar year for which he was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed. If Mr. Hutchens is terminated for cause, terminates his employment without good reason or his employment terminates due to nonrenewal of his agreement, he will only be entitled to his base salary through the termination date and any accrued and unpaid vacation pay or other benefits owed.

If Mr. Hutchens is terminated in connection with a change of control of the Company, or is terminated without cause or terminates his employment for good reason within one year after a change of control of the Company, he is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) an amount equal to the sum of his base salary and his target annual bonus for the year of termination, (iii) a pro rata portion of his target annual bonus for the applicable period of the calendar year for which he was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed.

Mr. Hutchens’ amended and restated employment agreement contains non-competition and non-solicitation of customers and employees provisions for the period of his employment and for one year thereafter, as well as confidentiality and proprietary rights provisions. Mr. Hutchens’ amended and restated employment agreement was effective for an initial period ended April 1, 2017, and is automatically extended for additional 12 month periods thereafter, unless written notice is given by Mr. Hutchens or by us not less than 90 days prior to the end of the then-current employment period.

Victoria J. Tullett

Pursuant to the terms of her amended and restated employment agreement, dated as of July 27, 2016, Ms. Tullett is entitled to an annual base salary of $262,800, which is reviewed and may be increased by the Board on an annual basis. Ms. Tullett is eligible to receive an annual bonus of at least 50% of her base salary and equity-based compensation awards as determined by the Compensation Committee of the Board from time to time. Ms. Tullett is also eligible to participate in any benefit plans that are generally made available to our other senior executives.

Ms. Tullett may terminate her employment at any time upon 60 days prior written notice to us for any reason or on 31 days prior written notice to us for good reason. We may terminate Ms. Tullett’s employment at any time with or without cause upon 90 days prior written notice. Ms. Tullett’s employment will automatically terminate upon her death or the Board’s determination of her total disability.

If Ms. Tullett is terminated due to total disability or death, she or her legal representatives will be entitled to (i) an amount equal to her base salary payable through the date of termination, (ii) a pro rata portion of her annual bonus, if any, for the applicable period of the year for which she was employed and (iii) any accrued and unpaid vacation pay or other benefits she may be owed. If Ms. Tullett is terminated without cause or she terminates her employment for good reason, she is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) base salary through the one-year anniversary of the termination date, (iii) a pro rata portion of her annual bonus for the applicable period of the calendar year for which she was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed. If Ms. Tullett is terminated for cause, terminates her employment without good reason or her employment terminates due to nonrenewal of her

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agreement, she will only be entitled to her base salary through the termination date and any accrued and unpaid vacation pay or other benefits owed.

If Ms. Tullett is terminated in connection with a change of control of the Company, or is terminated without cause or terminates her employment for good reason within one year after a change of control of the Company, she is entitled to (i) any accrued but unpaid base salary through the date of termination, (ii) an amount equal to the sum of her base salary and her target annual bonus for the year of termination, (iii) a pro rata portion of her target annual bonus for the applicable period of the calendar year for which she was employed, (iv) continuation of group health plan benefits for 12 months following termination, (v) acceleration of vesting with respect to certain equity awards that vest based on time, (vi) extension of the expiration date of certain equity awards that vest based on performance, and (vii) any accrued and unpaid vacation pay or other benefits owed.

Ms. Tullett’s amended and restated employment agreement contains non-competition and non-solicitation of customers and employees provisions for the period of her employment and for one year thereafter, as well as confidentiality and proprietary rights provisions. Ms. Tullett’s amended and restated employment agreement was effective for an initial period ended April 1, 2017, and is automatically extended for additional 12 month periods thereafter, unless written notice is given by Ms. Tullett or by us not less than 90 days prior to the end of the then-current employment period.

Potential Payments Upon Termination of Employment or Corporate Transactions/Change of Control

None of our NEOs are entitled to receive payments or other benefits upon termination of employment or a change in control, except as provided in the “Employment Agreements” section above.

Retirement Plans

The Company has a defined contribution benefit plan, qualified under Section 401(k) of the Internal Revenue Code, covering all eligible employees. In 2017, plan participants were eligible to receive a 100% matching contribution with respect to the amount contributed to the plan up to the first 3.00% of salary, plus a 50% matching contribution with respect to the amount contributed to the plan in excess of the first 3.00% of salary, up to 5.00% of salary, and such matching contributions vest immediately.

Outstanding Equity Awards at 2017 Fiscal Year End

The following table sets forth certain information about outstanding equity awards held by our NEOs as of January 1, 2018:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Weldon Spangler		166,667		5.81	10/3/2027	(1)
			83,333	5.81	10/3/2027	(2)

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Jean M. Birch	9,000			5.29	4/4/2027	(3)	3,000	(13)	16,140
	9,000			4.38	7/4/2027	(4)

Mark Hutchens	29,417	19,612		11.85	3/11/2024	(5)	8,333	(14)	44,832
			24,514	11.85	3/11/2024	(2)
	7,523			11.00	5/1/2024	(6)
	15,046	15,046		11.00	5/1/2024	(7)
			18,807	11.00	5/1/2024	(2)
	20,625	6,875		11.00	5/1/2024	(8)
	13,800	13,800		13.45	3/10/2025	(9)
	5,879	17,636		10.90	3/3/2026	(10)
		55,800		3.97	3/9/2027	(11)
		135,000		4.38	7/4/2027	(12)

Victoria J. Tullett	9,199			11.85	3/11/2024	(15)				15,086	(2)	81,163
	9,396			11.00	5/1/2024	(6)
	4,650			11.00	5/1/2024	(16)
	9,682			11.00	5/1/2024	(17)
	11,250	3,750		11.00	5/1/2024	(8)
			11,863	11.00	5/1/2024	(2)
	9,050	9,050		13.45	3/10/2025	(9)
	3,908	11,722		10.90	3/3/2026	(10)
		36,900		3.97	3/9/2027	(11)

(1) Option awards granted on October 3, 2017, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(2) Performance vesting awards vest when the volume-weighted average closing price per share of the Company’s common stock equals or exceeds $14.50 per share for 90 consecutive trading days.

(3) Option awards vested 100% when granted on April 4, 2017.

(4) Option awards vested 100% when granted on July 4, 2017.

(5) Option awards granted on March 11, 2014, that vest in equal annual installments over five years beginning on the first anniversary of the grant date. The first tranche contained a provision that vesting would occur at the earlier of the completion of an initial public offering or the first anniversary of the option grant date.

(6) Option awards vested 100% when granted on May 1, 2014.

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(7) Option awards granted on May 1, 2014, that vest in four equal annual installments beginning on March 11, 2016.

(8) Option awards granted on May 1, 2014, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(9) Option awards granted on March 10, 2015, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(10) Option awards granted on March 3, 2016, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(11) Option awards granted on March 9, 2017, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(12) Option awards granted on July 4, 2017, that vest in equal annual installments over four years beginning on the first anniversary of the grant date.

(13) Restricted shares awarded on July 4, 2017, that vest on July 4, 2018.

(14) Restricted shares awarded on January 4, 2017, that vested on January 4, 2018.

(15) Option awards vested 100% when granted on March 11, 2014.

(16) Option awards granted on May 1, 2014, that vest in two equal annual installments beginning on March 5, 2014.

(17) Option awards granted on May 1, 2014, that vest in four equal annual installments beginning on December 28, 2014.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We describe below the transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Employment Agreements

We have entered into an employment agreement with certain of our NEOs. See “Executive Compensation—Employment Agreements.”

Policies for Approval of Related Person Transactions

In connection with our initial public offering, we adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and a related person has a direct or indirect material interest in the transaction. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our Common Stock or (iii) any immediate family member of any person specified in (i) and (ii) above. The Audit Committee reviews all related person transactions and, where the Audit Committee determines that the transactions are in our best interests, approves or ratifies the transactions.

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As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the transaction is, or is not consistent with, our best interests, including consideration of various factors enumerated in the policy.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee. Our policy also includes specified exceptions for transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve various transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock as of March 26, 2018 with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s nominees for election as director, (iv) each of the Company’s NEOs, and (v) all directors and executive officers as a group. The address for each of our executive officers and our directors is 8000 NE Parkway Drive, Suite 350, Vancouver, Washington 98662. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the shares owned by them.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding
5% Stockholders
Thomas H. Lee
LEP Papa Murphy’s Holdings, LLC
Lee Equity Partners Realization Fund GP, LLC
650 Madison Ave, 21st Floor, New York, NY 10022	4,428,981	(2)	26.1%

MFP Partners, L.P. MFP Investors LLC Michael F. Price
909 Third Avenue, 33rd Floor New York, NY 10022	2,531,369	(3)	14.9%

Misada Capital Flagship Fund LP Misada Capital Holdings LLC Noah A. Elbogen
200 S. Dwight Place Englewood, NJ 07631	1,569,408	(4)	9.2%

Vintage Capital Management, LLC Kahn Capital Management, LLC Brian R. Kahn
4705 S. Apopka Vineland Road, Suite 210, Orlando, FL 32819	1,641,969	(5)	9.7%

Wasatch Advisors, Inc.
505 Wakara Way, Salt Lake City, UT 84108	1,890,893	(6)	11.1%
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Named Executive Officers and Directors:

Jean M. Birch	51,095	(7)	*

Weldon Spangler	30,000		*

Mark Hutchens	188,299	(8)	1.1%

Victoria J. Tullett	128,781	(9)	*

Benjamin Hochberg	0		*

Yoo Jin Kim	11,071		*

L. David Mounts	230,905		1.4%

John Shafer	37,818	(10)	*

Rob Weisberg	7,595		*

Katherine L. Scherping	6,000		*

Alexander C. Matina	3,000		*

Noah A. Elbogen	1,569,408	(4)	9.2%

Executive Officers and Directors as a group (12 persons)	2,263,972	(11)	13.1%

(1)	The beneficial ownership percentage is calculated based on shares of the Company’s Common Stock outstanding as of March 26, 2018. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days following March 26, 2018 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by a person, but not for the purpose of calculating the percentage of Common Stock owned by any other person.

(2)	This information is based solely on Amendment No. 2 to Schedule 13G filed by LEP Papa Murphy’s Holdings, LLC, Lee Equity Partners Realization Fund GP, LLC and Thomas H. Lee on February 14, 2017. Thomas H. Lee has sole voting power and sole dispositive power of 30,697 shares of Common Stock. Lee Equity Partners Realization Fund GP, LLC and LEP Papa Murphy’s Holdings, LLC (“LEP Papa Murphy’s”) have shared voting and dispositive power of an additional 4,398,284 shares of Common Stock. The members of LEP Papa Murphy’s are Thomas H. Lee, Lee Equity Partners Realization Fund, L.P., a Delaware limited partnership (“Lee Equity”), and Lee Equity Strategic Partners Realization Fund, L.P., a Delaware limited partnership (“Lee Strategic,” and, together with Lee Equity, the “Lee Equity Funds”). Lee Equity Partners Realization Fund GP, LLC, a Delaware limited liability company, is the general partner of each of the Lee Equity Funds (the “General Partner”). Lee Equity Partners, LLC, a Delaware limited liability company (the “Investment Manager”), is the non-member manager of LEP Papa Murphy’s and serves as the investment manager of the Lee Equity Funds. Voting and disposition decisions at the General Partner with respect to such securities are made by a majority in number of the General Partner’s managers, Thomas H. Lee,
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Benjamin A. Hochberg, Mark Gormley, Yoo Jin Kim, David J. Morrison and Joseph B. Rotberg. Each of the managers disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.

(3)	This information is based solely on Amendment No. 1 to Schedule 13D filed by MFP Partners, L.P. (“MFP”), MFP Investors LLC and Michael F. Price on March 21, 2018. MFP Investors LLC is the general partner of MFP. Michael F. Price is the managing partner of MFP and the managing member and controlling person of MFP Investors LLC. MFP, MFP Investors LLC and Michael F. Price have shared voting power and shared dispositive power of 2,531,369 shares of Common Stock.

(4)	This information is based solely on Amendment No. 3 to Schedule 13D filed by Misada Capital Flagship Fund LP, Misada Capital Holdings LLC and Noah A. Elbogen on December 26, 2017 and Form 4 filed by Noah A. Elbogen on December 22, 2017. Noah A. Elbogen has sole voting power and sole dispositive power of 10,175 shares of Common Stock. Misada Capital Flagship Fund LP, Misada Capital Holdings LLC and Noah A. Elbogen have shared voting power and shared dispositive power of an additional 1,559,233 shares of Common Stock.

(5)	This information is based solely on Schedule 13G filed by Vintage Capital Management, LLC, Kahn Capital Management, LLC and Brian R. Kahn on August 21, 2017. Vintage Capital Management, LLC, Kahn Capital Management, LLC and Brian R. Kahn have shared voting power and shared dispositive power of 1,641,969 shares of Common Stock.

(6)	This information is based solely on Amendment No. 2 to Schedule 13G filed by Wasatch Advisors, Inc. on February 14, 2017. Wasatch Advisors, Inc. beneficially owns and has sole voting power and sole dispositive power of 1,890,893 shares of Common Stock.

(7)	Includes options to purchase 18,000 shares of Common Stock currently exercisable or exercisable within 60 days following March 26, 2018.

(8)	Includes options to purchase 143,224 shares of Common Stock currently exercisable or exercisable within 60 days following March 26, 2018.

(9)	Includes options to purchase 78,542 shares of Common Stock currently exercisable or exercisable within 60 days following March 26, 2018.

(10)	Includes options to purchase 5,783 shares of Common Stock currently exercisable or exercisable within 60 days following March 26, 2018.

(11)	Includes options to purchase 245,549 shares of Common Stock currently exercisable or exercisable within 60 days following March 26, 2018.

*	Indicates that the percentage of shares of Common Stock beneficially owned does not exceed one percent of the Company’s Common Stock outstanding as of March 26, 2018.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of January 1, 2018. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

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Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans approved by stockholders	1,107,242	$8.25	372,268 (2)
Equity Compensation plans not approved by stockholders	—	—	—
Total	1,107,242	$8.25	372,268

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

(2)	Consists of 64,996 shares under the Company’s Amended 2010 Management Incentive Plan and 307,272 shares under the Company’s 2014 Equity Incentive Plan, which can generally be granted pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units or stock awards.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our Common Stock, file reports of ownership and changes of ownership with the SEC. These directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended January 1, 2018, all Section 16(a) filing requirements were satisfied on a timely basis, except for one report on Form 4 filed by Mark Hutchens to report one transaction, and two reports on Form 4 filed jointly by MFP Partners, L.P. (“MFP”), MFP Investors LLC and Michael F. Price to report two transactions.

Fiscal Year 2017 Annual Report and SEC Filings

Our financial statements for our fiscal year ended January 1, 2018 are included in our 2017 Annual Report on Form 10-K, which is posted on our website at http://investors.papamurphys.com and is available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2017 Annual Report on Form 10-K without charge by sending a written request to Papa Murphy’s Holdings, Inc., Attention: Investor Relations, 8000 NE Parkway Drive, Suite 350, Vancouver, Washington 98662.

Stockholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our annual report to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail.

The annual report to stockholders and this proxy statement are available on our website at http://investors.papamurphys.com. We will deliver promptly upon written or oral request a separate copy of the annual report and this proxy statement to any stockholder at a shared address to which a single copy of either of

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those documents was delivered. To receive a separate copy of the annual report or this proxy statement, contact us at:

Investor Relations
8000 NE Parkway Drive, Suite 350
Vancouver, Washington 98662
(877) 747-7272
Investor.Relations@papamurphys.com

If you are a stockholder, and share an address and last name with one or more other stockholders, and would like to revoke your householding consent, or you are a stockholder eligible for householding and would like to participate in householding, please contact our Investor Relations department, either by calling toll free at (877) 747-7272 or by writing to our Investor Relations department at the address set forth above. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

A number of brokerage firms have instituted householding. If you are a beneficial owner, please contact your bank, broker or other holder of record to request information about householding.

* * *

The Board of Directors does not know of any other matter to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named as proxies will have discretion to vote the shares of our Common Stock they represent in accordance with their own judgment on those matters.

It is important that your shares of our Common Stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience, as instructed on the Notice of Internet Availability of Proxy Materials.

THE BOARD OF DIRECTORS

Vancouver, Washington April 4, 2018
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PAPA MURPHY’S HOLDINGS, INC.

8000 NE PARKWAY DRIVE

SUITE 350

VANCOUVER, WA 98662

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FRSH2018

You may attend the Annual Meeting on May 23, 2018 at 9:00 A.M. Pacific Time via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E40233-P04610	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAPA MURPHY’S HOLDINGS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote “For All” in Proposal 1 and “For” Proposal 2.						number(s) of the nominee(s) on the line below.

1.	Election of four Class I Directors		☐	☐	☐
Nominees:
	01)	Jean M. Birch
	02)	Noah A. Elbogen
	03)	Alexander C. Matina
	04)	Rob Weisberg

							For	Against	Abstain

2.	To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2017 Annual Report on Form 10-K are available at www.proxyvote.com.

E40234-P04610

PAPA MURPHY’S HOLDINGS, INC.

Annual Meeting of Stockholders

May 23, 2018 9:00 AM Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Weldon Spangler and Mark Hutchens, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Papa Murphy’s Holdings, Inc. Common Stock that the signatory on the reverse side is entitled to vote, and, in their discretion, to vote upon any other business that may properly come before the Annual Meeting of Stockholders of Papa Murphy’s Holdings, Inc. to be held May 23, 2018, or at any adjournments or postponements of the Annual Meeting, with all powers which the signatory on the reverse side would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If the signed proxy is returned but no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side